EXHIBIT 99.1

                           Joint Filing Agreement

     The undersigned hereby agree that the Amendment No.3 to the Statement on Schedule 13D filed herewith (and any subsequent amendments thereto), relating to the common stock, par value $0.01 per share, of Interstate Hotels & Resorts, Inc., is being filed jointly with the Securities and Exchange Commission pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, on behalf of each such person.

Dated: November 26, 2003


                                        CGLH Partners I LP


                                        By: /s/ Joseph J. Flannery
                                           --------------------------------
                                           Name: Joseph J. Flannery
                                           Title: Authorized Signatory



                                        CGLH Partners II LP


                                        By: /s/ Joseph J. Flannery
                                           --------------------------------
                                           Name: Joseph J. Flannery
                                           Title: Authorized Signatory



                                        LB Interstate GP LLC


                                        By: /s/ Joseph J. Flannery
                                           --------------------------------
                                           Name: Joseph J. Flannery
                                           Title: Authorized Signatory



                                        LB Interstate LP LLC


                                        By: /s/ Joseph J. Flannery
                                           --------------------------------
                                           Name: Joseph J. Flannery
                                           Title: Authorized Signatory



                                        PAMI LLC


                                        By: /s/ Joseph J. Flannery
                                           --------------------------------
                                           Name: Joseph J. Flannery
                                           Title: Authorized Signatory



                                        Property Asset Management Inc.


                                        By: /s/ Joseph J. Flannery
                                           --------------------------------
                                           Name: Joseph J. Flannery
                                           Title: Authorized Signatory



                                        Lehman ALI Inc.


                                        By: /s/ Joseph J. Flannery
                                           --------------------------------
                                           Name: Joseph J. Flannery
                                           Title: Authorized Signatory



                                        Lehman Brothers Holdings Inc.


                                        By: /s/ Joseph J. Flannery
                                           --------------------------------
                                           Name: Joseph J. Flannery
                                           Title: Authorized Signatory



                                        MK/CG GP LLC


                                        By: /s/ Donald E. Lefton
                                           --------------------------------
                                           Name: Donald E. Lefton
                                           Title: Authorized Signatory



                                        MK/CG LP LLC


                                        By: /s/ Donald E. Lefton
                                           --------------------------------
                                           Name: Donald E. Lefton
                                           Title: Authorized Signatory



                                        CG Interstate Associates LLC


                                        By: /s/ Donald E. Lefton
                                           --------------------------------
                                           Name: Donald E. Lefton
                                           Title: Authorized Signatory



                                        Continental Gencom Holdings, LLC


                                        By: /s/ Donald E. Lefton
                                           --------------------------------
                                           Name: Donald E. Lefton
                                           Title: Authorized Signatory



                                        DEL-IHC, LLC


                                        By: /s/ Donald E. Lefton
                                           --------------------------------
                                           Name: Donald E. Lefton
                                           Title: Authorized Signatory



                                        Donald E. Lefton

                                        /s/ Donald E. Lefton
                                        -----------------------------------



                                        SMW-IHC, LLC


                                        By: /s/ Sherwood M. Weiser
                                           --------------------------------
                                           Name: Sherwood M. Weiser
                                           Title: Authorized Signatory



                                        Sherwood M. Weiser

                                        /s/ Sherwood M. Weiser
                                        -----------------------------------



                                        KFP Interstate Associates, LLC


                                        By: /s/ Jaffer Khimji
                                           --------------------------------
                                           Name: Jaffer Khimji
                                           Title: Authorized Signatory



                                        KFP Interstate, LLC


                                        By: /s/ Jaffer Khimji
                                           --------------------------------
                                           Name: Jaffer Khimji
                                           Title: Authorized Signatory



                                        Grosvenor, LC


                                        By: /s/ Jaffer Khimji
                                           --------------------------------
                                           Name: Jaffer Khimji
                                           Title: Authorized Signatory


                                        Quadrangle Trust Company (BVI) Limited
                                          as trustee of The Newlyn Trust


                                        By: /s/ Nicholas Lane and Euan O'Neill
                                           --------------------------------
                                           Name: Nicholas Lane / Euan O'Neill
                                           Title: Authorized Signatories



                                        KFP Holdings, Ltd.


                                        By: /s/ Jaffer Khimji
                                           --------------------------------
                                           Name: Jaffer Khimji
                                           Title: Authorized Signature



                                        Karim Alibhai

                                        /s/ Karim Alibhai
                                        -----------------------------------